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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 15, 2000
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                           ML Asset Backed Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


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                          333-45336                                            13-3891329
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                 (Commission File Number)                       (I.R.S. Employer Identification No.)


250 Vesey Street, World Financial Center, North Tower - 10th Floor, New York, New York     10281-1310
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      (Address of Principal Executive Offices)                                             (Zip Code)
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                                 (212) 449-0336
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              (Registrant's Telephone Number, Including Area Code)


                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 15, 2000, Registrant caused the issuance and sale by PeopleFirst.com Vehicle Receivables Owner Trust 2000-2 of $525,000,000 aggregate principal amount of Class A-1 asset-backed notes, Class A-2 asset-backed notes, Class A-3 asset-backed notes, and Class A-4 asset-backed notes and $9,351,145 principal amount of an asset-backed certificate.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below relating to the Notes and the Certificates.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

EXHIBIT
  NO.         DOCUMENT DESCRIPTION

(a)           Not applicable
(b)           Not applicable
(c)           Exhibit 1.1  Underwriting Agreement, dated December 8, 2000, between the Registrant, and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
              Exhibit 4.1 Indenture, dated as of December 1, 2000, between PeopleFirst.com Vehicle Receivables Owner Trust 2000-2 and Wells Fargo Bank Minnesota, National Association.
              Exhibit 4.2 Trust Agreement, dated as of December 1, 2000, between the Registrant and Wilmington Trust Company.
              Exhibit 4.3  Sale and Servicing Agreement, dated as of
                           December 1, 2000, among PeopleFirst.com Vehicle Receivables Owner Trust 2000-2, PF Funding II,
                           LLC, PeopleFirst Finance, LLC, the Registrant and Wells Fargo Bank Minnesota, National Association.
              Exhibit 4.4 Custodial Agreement, dated as of December 1, 2000, among PF Funding II, LLC, PeopleFirst.com Vehicle Receivables Owner Trust 2000-2, Financial Security Assurance Inc, Wells Fargo Bank Minnesota, National Association and PeopleFirst Finance, LLC.
              Exhibit 4.5 Financial Guaranty Insurance Policy No. 51028-N, dated December 15, 2000, issued by Financial Security Assurance Inc.
              Exhibit 4.6 Indemnification Agreement, dated December 1, 2000, among Financial Security Assurance Inc., PeopleFirst Finance, LLC, Barclays Capital Inc., Credit Suisse First Boston and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
              Exhibit 4.7  Indemnification Agreement, dated December 8,
                           2000, among the Registrant, PeopleFirst.com Inc., PeopleFirst Finance, LLC, PF Funding II, LLC and Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          ML ASSET BACKED CORPORATION
                                                   (Registrant)


Dated: December 28, 2000                  By:  /s/ Thomas Layton
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                                          Name:  Thomas Layton
                                          Title: Treasurer